As filed with the Securities and Exchange
Commission on December 1, 2016

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHWEST BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2016

Dear Stockholder:

You are hereby cordially invited to attend the 2016 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., (the “Company”) which will be held on December 22, 2016 at 10:00 a.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the annual meeting.

We are holding the Annual Meeting for the following purposes:

1.	To elect two members to our Board of Directors to serve as Class I directors for a term of three years;
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
3.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.

Only stockholders of record on our books at the close of business on November 21, 2016 will be entitled to vote at the annual meeting and any adjournments or postponements of the Annual Meeting. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the annual meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 which contains our consolidated financial statements for the fiscal year ended December 31, 2015, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2015 Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2015 are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.

By Order of the Board of Directors,

/s/ Linda F. Powers

Chairperson of the Board of Directors

December 1, 2016

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 22, 2016

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”), for use at the 2016 Annual Meeting of Stockholders to be held on December 22, 2016 at 10:00 a.m. (local time) at the law firm of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting. The Board of Directors, or the Board, is soliciting proxies for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Record Date and Share Ownership

Only stockholders of record on our books at the close of business on November 21, 2016 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on November 21, 2016, we had 124,662,425 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, will be mailed to stockholders of record on or about December 5, 2016. Exhibits to the Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.

Voting in Person

If you plan to attend the Annual Meeting and vote in person, we will provide a ballot to you when you arrive. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on November 21, 2016, the record date for voting.

Voting by Proxy

Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you do not provide instructions as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:

•	FOR the election of Dr. Alton L. Boynton and Mr. Cofer Black, as Class I Directors;
•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

If other matters come before the Annual Meeting, the persons named as proxy will vote on such matters in accordance with his or her best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, e-mail, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

Revoking a Proxy

You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Annual Meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

Quorum Required

A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote on the election of directors at the annual meeting present in person or represented by proxy represents a quorum. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required

Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on at the Annual Meeting. As of November 21, 2016, there were 124,662,425 shares of our common stock outstanding and entitled to vote at the Meeting. With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required), to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for”, “against” or “abstaining” with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Meeting, but not for determining the number of shares voted “for”, “against”, “abstaining” or “withheld from” with respect to such non-routine matters.

Proposal 1: Election of Dr. Alton L. Boynton and Mr. Cofer Black as the Class I Directors

Under our bylaws, the election of directors requires the affirmative vote of a plurality of the votes cast, and votes may be cast in favor of the nominee or withheld. A “plurality” means that the nominee receiving the most votes for election to a director position is elected to that position. You may withhold votes from a nominee by notation on your proxy card. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted in the election and, accordingly, will not affect the election of directors.

Proposal 2: Ratification of the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2016

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2016. You may vote “for” or “against” the ratification of the appointment of Marcum LLP as our registered public accounting firm for fiscal year ending December 31, 2016 or you may “abstain” from voting. Abstentions will not be counted for purposes of determining the number of shares voted on the matter and, accordingly, will not affect the ratification of Marcum’s appointment. Proposal 2 is a “routine” matter, meaning that a bank, brokerage firm or other nominee has the authority (but is not required) under Nasdaq Rules to vote its clients’ shares if the clients do not provide instructions.

Householding

Stockholders of record who reside at the same address will receive a single copy of our Annual Report, Proxy Statement and Notice of Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.

If you receive multiple copies of our Annual Report, Proxy Statement and Notice of Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below. If you hold your shares in street name, you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTOR

Directors and Nominee for Director

We have a classified Board of Directors currently consisting of three Class I directors (Dr. Alton L. Boynton, Mr. Cofer Black and Ms. Susan Bayh), two Class II directors (Robert A. Farmer and Jerry Jasinowski), two Class III directors (Linda F. Powers and Dr. Navid Malik). Mr. Black and Ms. Bayh were appointed in January 2016 as Class I Directors to serve for the approximately one-year term then remaining for Class I Directors.

At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, two Class I directors will be presented to the stockholders for election to a three-year term that expires at the 2019 Annual Meeting. The Class II directors have a term that expires at the 2017 annual meeting and the Class III directors have a term that expires at the 2018 Annual Mmeeting.

The persons named in the enclosed proxy will vote to elect Dr. Alton L. Boynton and Mr. Cofer Black as the Class I directors unless your proxy is marked otherwise. Dr. Boynton and Mr. Black have indicated his willingness to serve, if elected. If Dr. Boynton or Mr. Black should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Dr. Boynton or Mr. Black will be unable to serve if elected.

Set forth below is the name and age of each member of our Board (including Dr. Alton L. Boynton and Mr. Cofer Black, the nominees for election as Class I directors), and the positions and offices held by him, his principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a member of our Board.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class I nominees receiving the highest number of votes will be elected.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominee named in this proxy statement.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.

Recommendation

We recommend that you vote FOR Dr. Alton L. Boynton and Mr. Cofer Black as Class I directors.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Directors

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of November 21, 2016 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	Position
Linda F. Powers	61	Class III Director, Chairperson, President and Chief Executive Officer
Dr. Alton L. Boynton	72	Class I Director, Chief Scientific Officer
Mr. Cofer Black	66	Class I Director
Ms. Susan Bayh	56	Class I Director
Robert A. Farmer	76	Class II Director
Dr. Navid Malik	47	Class III Director
Jerry Jasinowski	73	Class II Director

Director Biographies

Linda F. Powers.  Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer and President since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is a Board member of M2GEN (an affiliate of Moffitt Cancer Center), the Chinese Biopharmaceutical Association, and the Rosalind Franklin Society. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served more than four additional years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and has been appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.

Alton L. Boynton, Ph.D.  Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.

Robert A. Farmer.  Mr. Farmer was appointed to the Board of Directors in December 2009. Currently, and during the past five years, Mr. Farmer has served on the boards of directors of International Data Group, Dale Carnegie Associates, Sober Steering Sensors, LLC, Charlesbridge Publishing, and Haute Living. Mr. Farmer served as the national treasurer of four presidential campaigns, including those for John Kerry, Bill Clinton, Michael Dukakis and John Glenn. In these roles he led fundraising of over $800 million. He served under Ron Brown as treasurer of the Democratic National Committee, and served for eight years as treasurer of the Democratic Governors Association. President Clinton appointed Mr. Farmer as the United States Consul General to Bermuda, where he served from 1994 to 1999. Mr. Farmer also had a successful career as an entrepreneur, including building his own publishing company, which he sold in 1983. Mr. Farmer is a graduate of Dartmouth College and Harvard Law School. We believe Mr. Farmer’s background and experiences in finance and as an entrepreneur, as well as his service on other boards of directors, make him well qualified to serve as a Director.

Jerry Jasinowski.  Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

Dr. Navid Malik.  Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

J. Cofer Black.  Ambassador Black was appointed to the Board of Directors in January 2016 to serve for the approximately one-year remaining term for Class I Directors. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. Since 2009, he has served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 – 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and a M.A. in International Affairs for the University of Southern California in 1974. We believe Ambassador Black’s background and experience make him well qualified to serve as a Director.

Susan B. Bayh.  Ms. Bayh was appointed to the Board of Directors in January 2016 to serve for the approximately one-year remaining term for Class I Directors. Ms. Bayh brings 25 years of experience related to the pharmaceutical and biotech industries, including in immunotherapies for cancer. Ms. Bayh previously served as in-house counsel for Eli Lilly’s Pharmaceutical Division, and currently holds directorships at the following companies: Emmis Communications, Inc., a NASDAQ-listed radio and media company

(1994 – present) and Dendreon Corp., a NASDAQ-listed company focusing on prostate cancer (2003 – present). Further, Ms. Bayh previously held directorships during the past five years at the following companies: Anthem Inc. (previously known as Wellpoint, Inc.), a NYSE-listed health insurance company (1998 – 2013); Curis, Inc., a NASDAQ-listed biotech company focusing on oncology (2000 – 2013); and Dyax, Inc., a NASDAQ-listed biotech company focused on hereditary angioedema (2003 – 2012). Ms. Bayh currently serves as a member of the Dean’s Council of Indiana University School of Public and Environmental Affairs, and is a guest lecturer on corporate governance issues at the Wharton School at the University of Pennsylvania. From 1994 until 2001, Ms. Bayh served as US Commissioner on behalf of the U.S. State Department to the International Joint Commission between the United States and Canada. Ms. Bayh also served as First Lady of Indiana from 1988 – 1996 during her husband’s (Evan Bayh) term as Governor of Indiana, and was involved in various philanthropic efforts including the Indiana Literacy Foundation. Ms. Bayh is licensed to practice law in the State of Indiana and the District of Columbia. She received a B.S. from the University of California at Berkeley in 1981 and a J.D. from the University of Southern California Law School in 1984. Ms. Bayh’s term as a director will expire at the Annual Meeting.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP, or Marcum, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Marcum, served as our independent registered public accounting firm for the fiscal year ended December 31, 2015. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.

Representatives of Marcum are not expected to be present at the Annual Meeting of stockholders.

Vote Required

Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Recommendation

The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of November 21, 2016 by:

•	each person, or group of affiliated persons, who is known by us to own beneficially or more than 5% of any class of our equity securities;
•	our directors and nominees for director;
•	each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and
•	our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 21, 2016. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our executive officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC.

Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	185,058	*%
Marnix L. Bosch, Ph.D., M.B.A.(3)	151,381	*%
Linda F. Powers(4)	34,731,161	24.78%
Robert A. Farmer(5)	174,139	*%
Leslie Goldman(6)	504,285	*%
Dr. Navid Malik	10,000	*%
Jerry Jasinowski(7)	134,573	*%
J. Cofer Black(8)	—	*
Susan Bayh(9)	—	*
All executive officers and directors as a group (9 persons)	35,900,906	25.48%
5% Security Holders
Cognate BioServices, Inc.(10) 4800 East Shelby Drive, Suite 108, Memphis, TN	25,242,223	18.66%
Woodford Investment Management LLP(11) 9400 Garsington Road Oxford OX4 2NH, UK	25,915,937	20.95%

*	Less than 1%.

(1)	Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 124,662,425 shares of common stock issued and outstanding as of November 21, 2016.
(2)	Consists of (i) 1,880 shares held by Dr. Boynton and (ii) 183,178 shares of common stock underlying options that are currently exercisable.
(3)	Consists of (i) 9,802 shares held by Dr. Bosch and (ii) 141,579 shares of common stock underlying options that are currently exercisable.
(4)	Consists of (i) 1,572,200 shares held by Ms. Powers; (ii) 592,500 shares of common stock underlying currently exercisable options and 1,070,303 shares of common stock underlying currently exercisable warrants held by Ms. Powers; (iii) 804,145 shares of common stock held by Toucan Capital Fund III, L.P.; (iv) 1,732,246 shares of common stock underlying currently exercisable warrants held by Toucan Capital; (v) 2,211,784 shares of common stock held by Toucan Partners, LLC; (vi) 1,505,739 shares of common stock underlying currently exercisable warrants held by Toucan Partners; (vii) 13,684,294 shares of common stock underlying warrants held by Cognate BioServices, Inc.; and (viii) 11,557,929 shares of common stock held by Cognate BioServices, Inc. Ms. Powers has voting and dispositive power over the securities owned by the Toucan entities and Cognate BioServices, Inc.
(5)	Consists of (i) 135,417 shares held by Mr. Farmer and (ii) 38,722 shares of common stock underlying currently exercisable warrants.
(6)	Consists of (i) 172,742 held by Mr. Goldman, (ii) 238,008 shares of common stock underlying currently exercisable warrants, and (iii) 93,535 shares of common stock underlying currently exercisable options.
(7)	Consists of (i) 79,317 shares held by Mr. Jasinowski and (ii) 55,256 shares of common stock underlying currently exercisable warrants.
(8)	Shares of common stock will be issued upon completion of Mr. Black’s current term.
(9)	Shares of common stock will be issued upon completion of Ms. Bayh’s current term.
(10)	Consists of (i) 13,684,294 shares of common stock and (ii) 11,557,929 shares of common stock underlying currently exercisable warrants. Linda Powers holds the voting and dispositive power over the shares held by Cognate BioServices, Inc.
(11)	Upon information and belief, Neil Woodford holds the voting and dispositive power over the shares held by Woodford Investment Management LLP.

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s best interest and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which we believe is unusual for a small biotech company and requires heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. The Board has not appointed a lead independent director.

Board of Directors’ Role in Risk Oversight

The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Ethics. The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs.

Director Independence

Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined that each of Messrs. Farmer, Malik, Jasinowski, Black and Ms. Bayh is independent.

Audit Committee

The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee acts under a written charter.

The Audit Committee currently consists of Messrs. Farmer, Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has undertaken a review of the independence of our directors and has determined that Messrs. Farmer, Malik and Jasinowski are independent within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the NASDAQ Marketplace Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. Mr. Jasinowski serves as financial expert on the Audit Committee.

Compensation Committee

The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our stock option plans. Ms. Powers, our Chairperson, President and Chief Executive Officer, participated in discussions regarding salaries and incentive compensation for all of our executive officers, except that she was and is excluded from discussions regarding her own salary and incentive compensation. The Board has adopted a written charter for the Compensation Committee and its current members are Messrs. Farmer, Malik and Jasinowski. The Compensation Committee does not delegate its authority pursuant to its written charter. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ.

Nominations Committee

The Nominations Committee has responsibility for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

The Nominations Committee currently consists of Messrs. Farmer, Malik and Jasinowski. The Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.

Special Litigation Committee

On December 8, 2015 the Company announced that it had established a Special Committee had been established by the Board of Directors to oversee an independent investigation of allegations in an anonymous internet report and a derivative lawsuit which cites the anonymous internet report. The Special Committee was authorized by the Board to conduct a full and complete investigation of the allegations in the anonymous report and the lawsuit. Currently, the Special Committee is comprised of independent Directors Mr. Jerry Jasinowski, Ms. Susan Bayh and Mr. J. Cofer Black.

Information Regarding Meetings of the Board and Committees

The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2015, the Board held at least eighteen meetings and also conducted business by written consent, the Audit Committee held at least four meetings, the Compensation Committee held at least one meeting and the Nominations Committee held at least three meetings. Each person who was a director during 2015 attended at least 75% of the Board meetings and the meetings of the committee on which he or she served. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. Two of our directors attended the 2015 Annual Meeting.

Code of Business Conduct and Ethics

We have an established Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. We are in the process of updating our Code of Business Conduct and Ethics, and will be posting the updated policy on our website at www.nwbio.com.

Nomination of Directors

The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a nomination in advance of the next year’s annual meeting, a stockholder must provide written notification to our secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s annual meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.

The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear in our records, of such stockholder; (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder; and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nomination are to be made by such stockholder.

Communication with the Board of Directors

We have established a procedure by which our stockholders may communicate directly with our Board. All communications should be in written form and directed to our corporate secretary at the following address: Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary (240) 497-9024.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Position
Linda F. Powers	61	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	72	Class I Director, Chief Scientific Officer
Leslie J. Goldman	71	Senior Vice President, Business Development
Marnix L. Bosch, Ph.D.	56	Chief Technical Officer

Linda F. Powers.  Please see “Director Biographies” above.

Alton L. Boynton, Ph.D.  Please see “Director Biographies” above.

Leslie J. Goldman joined us as Senior Vice President, Business Development in June 2011. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization. Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country. Mr. Goldman received a B.A. from the University of Michigan in 1967 and a J.D. from the University of Michigan in 1970.

Marnix L. Bosch joined us in 2000, and has been serving as our Chief Technical Officer since 2007. In this capacity, he plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies. Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers. He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer). He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. on next-generation further development of these processes. Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor on several patent applications on dendritic cell product manufacturing.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Linda F. Powers Chairperson, President & Chief Executive Officer	2015	$500,000	$—	$—	$500,000
	2014	$500,000	$—	$—	$500,000
	2013	$360,000	$—	$—	$360,000
Alton L. Boynton, Ph.D. Chief Scientific Officer and Secretary	2015	$325,000	$—	$—	$325,000
	2014	$325,000	$—	$—	$325,000
	2013	$295,685	$—	$—	$295,685
Leslie Goldman Senior Vice President, Business Development	2015	$375,000	$—	$—	$375,000
	2014	$375,000	$50,000	$—	$425,000
	2013	$348,000	$—	$—	$348,000
Marnix L. Bosch, Ph.D. Chief Technical Officer	2015	$375,000	$—	$—	$375,000
	2014	$375,000	$50,000	$—	$425,000
	2013	$325,181	$—	$—	$325,181

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2015:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Linda F. Powers Chief Executive Officer and President	592,500	(1)	296,250	—	10.56	6/21/2018	—	—	—	—
Alton Boynton Chief Scientific Officer and Secretary	93,750	(2)	55,000	—	10.56	6/21/2018	—	—	—	—
	126	(5)	—	—	21.60	2/18/2016	—	—	—	—
	89,428	(6)	—	—	8.80	8/20/2022	—	—	—	—
Leslie Goldman Senior Vice President, Business Development	93,535		46,875	—	10.56	6/21/2018	—	—	—	—
Marnix Bosch Chief Technical Officer	93,846	(4)	73,750	—	10.56	6/21/2018	—	—	—	—
	209	(7)	—	—	21.60	2/18/2016	—	—	—	—
	338	(7)	—	—	28.80	12/1/2016	—	—	—	—
	31,770	(8)	21,355	—	11.20	6/23/2022	—	—	—	—
	15,625	(9)	—	—	8.80	8/20/2022	—	—	—	—

(1)	In conjunction with the employment agreement entered into between us and Ms. Powers on June 8, 2011, and in recognition of Ms. Powers’ service to our Company while serving as Chair during the preceding four years, we granted Ms. Powers an option to purchase 870,637 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extended to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third of the options vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.
(2)	In conjunction with the employment agreement entered into between us and Dr. Boynton on June 8, 2011, we issued Dr. Boynton an option to purchase 145,162 shares of our stock with an exercise price of $10.56 per share. 86,035 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 51,627 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.
(3)	In conjunction with the employment agreement entered into between us and Mr. Goldman on June 8, 2011, we issued Mr. Goldman an option to purchase 137,750 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extended to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.
(4)	In conjunction with the employment agreement entered into between us and Dr. Bosch on June 8, 2011, we issued Dr. Bosch an option to purchase 145,473 shares of our stock with an exercise price of $10.56 per share. 51,971 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 51,627 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.
(5)	These options were granted under the 1999 Plan, the 2001 Plan and under Dr. Boynton’s previous employment agreement. Each of these option grants vests over a four-year period, subject to acceleration in the case of certain events. One-fourth of each option grant vests on the first anniversary of the grant date and the remaining three-fourths of each grant vests in equal monthly installments over the remaining three year vesting period.
(6)	This option was granted under the 2007 Stock Option Plan. The options were granted August 21, 2009 and vested over a one year period and are exercisable over a 10 year period from issuance at a price of $8.80 per share.
(7)	These options were granted under the 1999 Plan and the 2001 Plan. Each of these option grants vested over a four-year period. One-fourth of each option grant vested on the first anniversary of the grant date and the remaining three-fourths of each grant vested in equal monthly installments over the remaining three year vesting period.
(8)	These options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. In addition, 6,250 options vest upon each of Swiss Approval, full Enrollment in Phase II Glioblastoma Multiforme clinical study and FDA approval of NDA.
(9)	This option was granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 vesting on the grant date and the remainder vesting on December 31, 2009.

Employment Agreements

The Company entered into employment agreements with its Named Executive Officers in 2011. Those agreements have expired and the Company intends to enter into new employment agreements with its executives.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2015.

Name	Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Robert A. Farmer	2015	$150,000	$—	$150,000
Dr. Navid Malik	2015	$150,000	$—	$150,000
Jerry Jasinowski	2015	$150,000	$—	$150,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cognate BioServices

The Company and Cognate BioServices, an affiliate of the Company (collectively “Cognate”), entered into a DCVax-L Manufacturing Services Agreement, a DCVax-Direct Manufacturing Services Agreement, an Ancillary Services Agreement and a Manufacturing Expansion Agreement, each effective as of January 17, 2014, and those agreements followed and superseded Manufacturing Services Agreements in 2011 and 2007. Those agreements and the Company’s payments and stock issuances to Cognate, as well as vesting, lock-up and other restrictions on the shares, accounts payable to Cognate, and loans made by Cognate to the Company, are described in Note 9 of the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Such footnote also describes the settlement of a short swing profit claim by Cognate.

Review, approval or ratification of transactions with related persons

With respect to reviewing and approving related-party transactions, the Board reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds $120,000 and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with officers, directors or 5% stockholders are on market-based terms, and are approved by a majority of our independent and disinterested directors under the Company’s policy which is implemented through established practice.

Audit Committee Report

As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability, and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2015. The Audit Committee has discussed with Marcum LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Marcum LLP, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Marcum LLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

THE AUDIT COMMITTEE
Robert A. Farmer
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Paid to Marcum LLP

Marcum LLP was engaged in 2016 and served as our independent public accounting firm for the fiscal years ended December 31, 2014 and 2015.

Audit Fees

The aggregate fees billed and unbilled for the fiscal year ended December 31, 2015 and 2014 for professional services rendered by Marcum for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $538,000 and $536,000, respectively.

Audit-Related Fees

There were no fees billed in the fiscal year ended December 31, 2015 and 2014 for assurance and related services rendered by Marcum related to the performance of the audit or review of our financial statements.

Tax and Other Fees

There were no fees billed in the fiscal year ended December 31, 2015 and 2014 for professional services rendered by Marcum for tax related services or other fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2015 and 2014.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or Reporting Persons, to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2015 all Reporting Persons timely complied with all applicable filing requirements.

Stockholder Proposals for the 2017 Annual Meeting of Stockholders

We have not yet determined when we will hold the 2017 annual meeting of stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2017 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on August 7, 2017 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2017 annual meeting will be held is changed by more than 30 calendar days from the date of the 2016 annual meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

/s/ Linda F. Powers

Chairperson of the Board of Directors

December 1, 2016

**Northwest Biotherapeutics, Inc.**

***IMPORTANT ANNUAL MEETING INFORMATION***

## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 22, 2016.**

**Vote by Internet**

- Go to **www.investorvote.com/NWBO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

**Vote by telephone**

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposal 2.**

1. Election of Class I Directors:

| | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|
| 01 - Dr. Alton L. Boynton | ☐ | ☐ | 02 - J. Cofer Black | ☐ | ☐ |

**B Non-Voting Items**

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

**Meeting Attendance**
Mark the box to the right if you plan to attend the Annual Meeting. ☐

**C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

02GGSE